Investor Presentation May 2024 NYSE: PHX Exhibit 99.2

This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PHX Minerals Inc. (“PHX” or the “Company”).  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.   Cautionary Statement Regarding Forward-Looking Statements  This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our ability to execute our business strategies; the volatility of realized natural gas and oil prices; the level of production on our properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which we invest; and other economic, competitive, governmental, regulatory or technical factors affecting our properties, operations or prices.  Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov.  Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA is a supplemental non-GAAP measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. PHX defines “Adjusted EBITDA” as earnings before interest, taxes, depreciation and amortization, or EBITDA, excluding unrealized gains (losses) on derivatives and gains (losses) on asset sales and including cash receipts from (payments on) off-market derivatives and restricted stock and deferred directors’ expense. PHX references Adjusted EBITDA in this presentation because it recognizes that certain investors consider Adjusted EBITDA a useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA has limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty  to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s  estimated  proved reserves as of December 31, 2023, referenced in this presentation were prepared by Cawley, Gillespie and Associates, Inc, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC. Cautionary Statement Regarding Forward-Looking Statements

Company Snapshot

Key Statistics

$ in millions

Market Cap[1]	$124.7
Enterprise Value[2]	$153.9
Liquidity[3]	$23.9
Dividend Yield[4]	3.60%
Leverage[5]	1.58x
LTM Adjusted EBITDA[6]	$19.5
LTM Discretionary Cash Flow Yield[6]	~14%
LTM ROCE[6]	~7%
Percent of 3P Reserves – Natural Gas[7]	~77%
Net Leased Royalty Acres[8]	91,100

Sustainable Organic Royalty Production Growth


Outlook[9]
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
MMCFE
CAGR: ~26%
2019
2020
2021
2022
2023
2024
Gas
Oil
NGL

Source: Company information and Enverus
1 Based on $3.33 per share as of 4/23/2024 and 37.5 million shares outstanding on a fully diluted basis as of 3/31/2024
2 Market Cap plus debt of $30.8 million minus cash on hand of $1.6 million as of 3/31/2024
3 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base. See Non-GAAP reconciliation in Appendix
4 Based on $0.12 annualized Dividend per share
5 Total Debt / TTM Adjusted EBITDA; See Non-GAAP Reconciliation in Appendix
6 See Non-GAAP reconciliation in Appendix
7 3P Reserves per 12/31/2023 CGA Year End Report proforma acquisitions and activity as of 3/31/2024 at 3/31/2024 SEC price deck of $76.40 per bbl of oil, $21.81 per bbl of NGL, $2.38 per mcf of gas (proved volume weighted average price)
8 As of 3/31/2024; PHX also owns 167,954 unleased net royalty acres normalized to a 1/8th royalty
9 At mid-point of production outlook (see page 10)

PHX MINERALS

3

Strategy Execution Goals Set in early 2020 Achievements Through March 31, 2024 High Grade Asset Base Grow royalty production Increase inventory of undeveloped locations Improve operating margins Exit working interest assets Grew royalty production volumes by ~146% Grew 2P royalty reserves by ~151% Completed ~$133 million in mineral acquisitions Built a 10+ year inventory of mineral locations with line-of-sight to development and conversion to cash flow Increased discretionary cash flow margin from 36% to 56% Sold out of over 1,380 working interest wellbores Build a strong and sustainable balance sheet Maintained leverage ratio between 1.0x and 1.6x compared to over 2.5x in 2020 Entered into a new and improved commercial bank relationship Become a consolidator in the mineral space Allocate capital to generate the best possible returns to shareholders Mineral acquisitions completed: 80 Focus on smaller acquisition in targeted areas: ~$1.7 million average deal size generates higher returns with less competition Generate return on capital employed (ROCE) Generated annual ROCE1 between 9% and 15% since 2021; up from ~0% in 2019 and 2020 Return profile driven by royalty volume growth associated with new wells converting from undeveloped locations Improve balance sheet designed to withstand commodity price volatility 1 See Non-GAAP reconciliation in Appendix

Focused in SCOOP and Haynesville Key Operators of PHX Minerals Source: Company info and Enverus 1 As of 04/30/2024 PHX targets areas in key plays with significant active operator development activity Provides line of sight to conversion of undeveloped locations to cash flow

Per Share NAV Continues to Grow 6 Significant improvement in NAV both on an absolute and per share basis (published in every corporate presentation since early 2021) since royalty-only strategy effort began under new management team High grading assets with mineral acquisition program, despite divesting of non-operated working interest, has grown PV10 value and increased NAV per share since change in strategy Below reserve value independently verified by DeGolyer & MacNaughton (2021) and Cawley, Gillespie and Associates, Inc (2022-2024) Current asset base has lower risk, higher growth profile, and improved margins than the PHX pre-2020 legacy asset base Total 2P Reserve Value @ PV-10 ($ millions) NAV per Share Net of Debt Next Twelve-Month NYMEX strip for oil and natural gas as of date reserves analysis was compiled

Reserves Value Summary

Reserve Category	PV-10 Value ($mm)		
	SEC[1]	Strip[2]	$80 / $5.00[3]
PDP	$83.3	$109.8	$149.9
Wells in Progress	$9.9	$13.9	$18.8
Permits	$4.0	$5.9	$7.8
Total Proved Reserves	**$97.2**	**$129.6**	**$176.5**
Technical PUDs[4]	$55.0	$74.9	$93.3
Adjusted Proved Reserves	**$152.2**	**$204.5**	**$269.8**
PROB[5]	$91.4	$114.2	$140.7
POSS[5]	$28.2	$32.2	$39.4
Total 3P Reserves	**$271.8**	**$350.9**	**$450.0**
Proved PV-10 Per Share[6]	**$1.82**	**$2.68**	**$3.93**
Adjusted Proved PV-10 Per Share[6]	**$3.28**	**$4.68**	**$6.43**
2P PV-10 Per Share[6]	**$5.73**	**$7.73**	**$10.18**
3P PV-10 Per Share[6]	**$6.48**	**$8.59**	**$11.24**


SEC Pricing[1]
$272
31%
5%
20%
34%
10%
Strip Pricing[2]
$351
31%
6%
21%
33%
9%
$80/$5.00 Flat Pricing[3]
$450
33%
6%
21%
31%
9%
PDP
WIP/PERMIT
TECH PUD
PROB
POSS

1 3P Reserves per CGA Year End 2023 Report proforma acquisitions and activity as of 3/31/2024 at 3/31/2024 SEC price deck of $76.40 per bbl of oil, $21.81 per bbl of NGL, $2.38 per mcf of gas (proved volume weighted average price)
2 3P Reserves per CGA Year End 2023 Report proforma acquisitions and activity as of 3/31/2024 at 4/16/2024 STRIP price of WTI/HH 2024: $83.02/$2.49, 2025: $76.63/$3.53, 2026: $71.93/$3.98, 2027: $68.74/$4.06, 2028: $66.53/$4.03, 2029: $65.09/$4.01, 2030: $64.31/$4.05, 2031: $63.98/$4.1, 2032: $63.8/$4.04, 2033: $63.72/$4.09, 2034: $63.67/$4.17, 2035: $63.65/$4.33, 2036+: $63.65/$4.43.
3 3P Reserves per CGA Year End 2023 Report proforma acquisitions and activity as of 3/31/2024 at flat price deck of $80.00 WTI /$5.00 HH.
4 Technical PUDs, reviewed and approved by Cawley, Gillespie and Associates, Inc., share all technical merits of PUDs but development timing is uncertain, therefore Technical PUDs are not included in PHX's SEC Proved Reserve Report. However, PHX Technical PUDs may be PUDs in their respective operator's reserve report.
5 Scheduled out approximately 10 years for PROB and 15 years for POSS.
6 PV-10 less net debt of $29.1 MM as of 3/31/2024 divided by total shares outstanding as of 3/31/2024

PHX MINERALS

7

Royalty Cash Flow Driving Shareholder Value Royalty Production and Realized Natural Gas Price Adjusted EBITDA1 Discretionary Cash Flow Margin2 Return on Capital Employed3 $ in millions Source: Company filings ; All quarters are in Calendar Year 1 Calculated as net income excluding non-cash gain/loss on derivatives, income tax expense, interest expense, DD&A, non-cash impairments, non-cash G&A, gain(losses) on asset sales and cash receipts from/payments on off-market derivatives; See Non-GAAP reconciliation in Appendix 2 Calculated as Adjusted EBITDA minus interest expense divided by total oil and gas sales 3 See Non-GAAP reconciliation in Appendix

Stable Balance Sheet & Ample Liquidity Net Debt 1 Percentage Drawn on Credit Facility Advance Rate Debt / Adjusted EBITDA2 (TTM) Liquidity3 $ in millions $ in millions Source: Company filings ; All quarters are in Calendar Year 1 Total debt less cash 2 Total Debt / Adjusted EBITDA;  See Non-GAAP reconciliation in Appendix 3 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base; See Non-GAAP reconciliation in Appendix

PHX Operational Outlook 1 See Non-GAAP reconciliation in Appendix Cal. Year 2022 Actual Cal. 2023 YTD Actual Qtr. Ended Mar. 31, 2024 Actual Cal. Year 2024 Outlook Mineral & Royalty Production (Mmcfe) 6,613 8,123 1,857 8,100 – 8,800 Working Interest Production (Mmcfe) 3,084 1,256 260 1,000 – 1,200 Total Production (Mmcfe) 9,697 9,379 2,117 9,100 – 10,000 Percentage Natural Gas 78% 80% 80% 79% - 82% Transportation, Gathering & Marketing (per mcfe) $0.63 $0.39 $0.40 $0.38 - $0.43 Production Tax (as % of pre-hedge sales) 4.50% 5.20% 5.50% 5.00% - 5.50% LOE Expenses (on an absolute basis in 000’s) $3,807 $1,599 $332 $1,100 - $1,300 Cash G&A(1) (on an absolute basis in 000’s) $9,900 $9,500 $2,645 $9,700 - $9,900  Calendar 2024 production derived from wells already on production and wells currently being drilled/completed by operators Total corporate volumes forecasted to increase for the first time since 2020 after completing our transition away from non-op working interest

PHX Financial Outlook Note: 1 Assumes no additional sales of working interest wellbores 2 Calculated as EBITDA less interest and cash portion of income tax PHX’s growth strategy has the potential to significantly increase its operating cash flow to over $40 million annually by Fiscal Year 2026; representing a 100% increase from the current run rate Key Assumptions Between 250 / 300 gross  (1.1 / 1.3 net) wells converted to PDP annually in 2024 – 2026 PHX has an 8-year inventory of drilling locations Does not assume additional acquisitions Cash flow used to paydown debt; fully paid down in less than 18 months NYMEX Natural Gas ($/mcf) WTI ($/bbl)

Royalty Reserve Growth Sustainable royalty reserve and production growth through conversion of existing mineral location inventory Royalty Reserves Royalty Production MMCFE CAGR: ~36% MMCFE CAGR: ~35%

Yearly Conversions To Producing Wells Strong drilling activity on our mineral assets provides sustainable annual royalty production growth Gross Conversions Net Conversions 1 As of 3/31/2024 1 1

Quarterly Near-Term Drilling Inventory Continuous conversion of undrilled location inventory will drive future royalty volume growth Gross Inventory Net Inventory

Royalty Interest Inventory by Basin  Sub-region  Gross PDP Wells1  Net PDP Wells1,3  Undeveloped Locations1 Sub-region PDP Wells Average NRI1 Gross Wells In Progress2 Net Wells in Progress3 Gross Permits Net Permits3 Gross Technical PUDs4 Net Technical PUDs3,4,5 Gross PROB Net PROB3,5 Gross POSS Net POSS3,5 SCOOP 1,151 4.980 56 .248 41 .095 255 1.011 727 2.102 341 1.230 Haynesville 613 3.473 70 .568 37 .126 321 1.039 228 0.639 4 0.003 STACK 414 1.750 3 0.006 5 0.006 71 0.391 172 1.056 60 0.576 Bakken 627 1.830 2 0.001 0 0.000 67 0.248 135 0.829 9 0.146 Arkoma Stack 535 4.764 0 0.000 7 0.003 2 0.003 97 1.745 83 0.924 Fayetteville 1,073  6.454 0 0.000 0 0.000 0 0 0 0 0 0 Other 2,030 16.744 5 0.026 4 0.020 0 0 0 0 0 0 Total 6,443 39.995 136  0.849 94 0.250 716 2.692 1,359 6.370 497 2.879 Gross Undeveloped Locations 2,802 2,802 Note: 1 As of 3/31/2024 2 Wells in Progress includes wells currently being drilled and wells waiting on completion 3 Net interest on wells are internal estimates and subject to confirmation from operator 4 Technical PUDs, reviewed and approved by Cawley, Gillespie and Associates, Inc., share all technical merits of PUDs but development timing is uncertain. PHX Technical PUDs are most likely PUDs in their respective operator’s reserve report. 5 Technical PUDs, PROB, and POSS net wells assume 10,000 ft. laterals 2 Continuous conversion of undrilled location inventory will drive future royalty volume growth

Analyst Coverage Firm Analyst Contact Stifel Nicolaus Derrick Whitfield whitfieldd@stifel.com Johnson Rice Charles Meade cmeade@jrco.com Northland Securities Donovan Schafer dschafer@northlandcapitalmarkets.com Alliance Global Partners Jeff Grampp jgrampp@allianceg.com

Appendix

Company Leadership

Management Team	Title	Years with Company	Experience
Chad Stephens	President, CEO and Board Director	5	• CEO for PHX since 2019 • SVP –Corporate Development of Range Resources for 30 years until retiring in 2018 • B.A. in Finance and Land Management from University of Texas
Ralph D'Amico	Executive Vice President, CFO	5	• CFO for PHX since 2020 • 20 years of investment banking experience • Bachelor's in Finance from University of Maryland; MBA from George Washington University
Chad True	S.V.P. of Accounting	4	• >16 years of accounting experience • Audit and accounting positions with Grant Thornton LP, Tiptop Oil & Gas and Wexford Capital LP • B.S. and Masters in Accounting from Oklahoma State University
Danielle Mezo	V.P. of Engineering	3	• >14 years reservoir engineer experience • Reservoir engineer, acquisitions, and corporate planning positions at SandRidge Energy • B.S. in Petroleum Engineering from University of Oklahoma and licensed Professional Engineer
Kenna Clapp	V.P. of Land	3	• >14 years of land experience • Various land positions with Chesapeake Energy in Haynesville, Eagleford, Mid-Continent and Barnett shales • B.S. in Accounting and Finance from Oklahoma State University; JD from Oklahoma City University
Taylor McClain	V.P. of Geology	<1	• >10 years of experience across multiple basins including Appalachia, Haynesville, Permian and Mid-Continent • Various exploration and production Geologist positions with Range Resources, UBS and Redfield Energy • B.S. in Geoscience from Pennsylvania State University and a Masters in Geology from West Virginia University

Board of Directors	Title	Years with Company	Experience
Mark T. Behrman	Chairman	7	• CEO of LSB Industries, Inc. since 2018 • Managing Director and Head of Investment Banking of the Industrial and Energy Practices of Sterne Agee from 2007 to 2014 • MBA in Finance from Hofstra University and B.S. in Accounting, Minor in Finance from Binghamton University
Glen A. Brown	Director	3	• SVP – Exploration for Continental Resources from 2015 through 2017 • Exploration manager for EOG Resources Midcontinent from 1991 through 2003 • Bachelor's in Geology from State University of New York; Master's in Geology from New Mexico State University in Las Cruces
Lee M. Canaan	Director	8	• Founder and portfolio manager of Braeburn Capital Partners, LLC • Board member for EQT Corporation and Aethon Energy, LLC • Bachelor's in Geological Sciences from USC, Master's in Geophysics from UT-Austin, and MBA in Finance from Wharton
Peter B. Delaney	Director	5	• Principal with Tequesta Capital Partners since 2016 • Chairman and CEO of OGE Energy Corporation from 2007 through 2015
Steven L. Packebush	Director	2	• Founder and partner in Elevar Partners, LLC • President of Koch Ag & Energy Solutions upon his retirement in 2018 after 30 years with the company • Bachelor's in agricultural economics from Kansas State
John H. Pinkerton	Director	3	• CEO of Range Resources Corporation from 1992 through 2012 • Executive Chairman and Chairman of Board of Directors for Encino Energy from 2017 through 2022 • B.A. in Business Administration from Texas Christian University; Master's from the University of Texas at Arlington

PHX MINERALS

18

Scoop Haynesville Bakken Stack Arkoma Fayetteville Other Total Production Mix Net Production (MMcfe/d)1,2 3.56 10.72 1.16 3.33 1.15 0.81 2.52 23.26 Leased Net Royalty Acres1 9,608 8,316 3,999 6,859 9,894 8,395 44,029 91,1004 Permits on File1 41 37 - 5 7 - 4 94 Rigs Running on PHX Acreage3 10 4 - 1 - - 0 15 Rigs Running Within 2.5 miles of  PHX Acreage3 19 19 6 7 1 - 10 62 Key Operators 1 As of 3/31/2024  2 Includes both royalty and working interest production  3 Provided by Enverus as of 04/30/2024 4 PHX also owns 167,954 unleased net royalty acres normalized to a 1/8th royalty Portfolio Overview by Basin 29%

North Haynesville Update

- Operators are drilling 3-5 wells per unit, and a positive indication of near term volumes and cashflows
- Since 2019, core development areas have been extended as new completion designs have lowered breakevens
- Key Operators: Aethon, Trinity, Chesapeake, Silverhill, Blue Dome and Paloma
- PHX North Haynesville Ownership[1]: 6,735 NRA (total PHX Haynesville ownership 8,316 NRA)
- Gross Wells In Progress[1,2]: 51
- Gross Active Permits[1,3]: 33
- Gross Active Rigs[4]: 17

Notable Well Results

1

CHESAPEAKE | MAYO 13&12-16-14 HC 001-ALT

1st Prod	8/2022	**PHX NRI**	0.886%
LL	9,859’	**CUM**	13.0 BCF
IP24	34.4 MMCF/d	**CUM/FT**	1,320 MMCF/FT

2

AETHON | GEP / LEE DSU | 5 WELL AVG

1st Prod	8/2022	**PHX NRI**	2.310%
AVG LL	8,448’	**AVG CUM**	8.1 BCF
AVG IP	31.2 MMCF/d	**AVG CUM/FT**	959 MMCF/FT

3

CHESAPEAKE | GRAF 26&23-16-14HC | 3 WELL AVG

1st Prod	4/2023	**PHX NRI**	0.543%
AVG LL	10,001’	**AVG CUM**	6.7 BCF
AVG IP24	31.9 MMCF/d	**AVG CUM/FT**	670 MMCF/FT

4

CHESAPEAKE | MMRTNEZ 20&17 HC | 3 WELL AVG

1st Prod	5/2023	**PHX NRI**	0.722%
AVG LL	9,749’	**AVG CUM**	5.7 BCF
AVG IP24	27.9 MMCF/d	**AVG CUM/FT**	585 MMCF/FT


Active Rig
Permit
WIP
1st Prod TTM
Spud or Completed TTM
HSVL North AOI
PHX Ownership
Harrison
Caddo
Bossier
Panola
De Soto
Bienville
Red River
1
2
3
4

Source: Company info and Enverus
1 As of 3/31/2024
2 Wells in Progress includes wells currently being drilled and wells waiting on completion
3 Active natural gas and oil horizontal permits filed
4 Data from Enverus as of 04/30/2024

20

South Texas Haynesville Update

- Operators are drilling 3-5 wells per unit, and a positive indication of near term volumes and cashflows
- Since 2019, core development areas have been extended as new completion designs have lowered breakevens
- Key Operator is Aethon who has been the most active in the Shelby Trough
- PHX South Texas Haynesville Ownership[1]: 993 NRA
- Gross Wells In Progress[1,2]: 19
- Gross Active Permits[1,3]: 4
- Gross Active Rigs[4]: 5

Notable Well Results

1

AETHON | SALLY RIDE KNOX | 4 WELL AVG

1st Prod	1/2023	**PHX NRI**	0.673%
AVG LL	8,168’	**AVG CUM**	4.5 BCF
AVG IP24	19.7 MMCF/d	**AVG CUM/FT**	551 MMCF/FT

2

AETHON | MARCO GAS UNIT | 4 WELL AVG

1st Prod	3/2023	**PHX NRI**	0.403%
LL	8,020’	**AVG CUM**	2.9 BCF
IP24	17.8 MMCF/d	**AVG CUM/FT**	368 MMCF/FT

3

AETHON | SILVER HAMMER-PATZAKIS | 4 WELL AVG

1st Prod	6/2023	**PHX NRI**	0.490%
LL	8,267’	**AVG CUM**	3.2 BCF
IP24	21.8 MMCF/d	**AVG CUM/FT**	382 MMCF/FT

4

AETHON | WAYLON UNIT 1H

1st Prod	3/2023	**PHX NRI**	0.347%
LL	7,515’	**CUM**	4.1 BCF
IP24	20.3 MMCF/d	**CUM/FT**	540 MMCF/FT



Active Rig
Permit
WIP
1st Prod TTM
Spud or Completed TTM
HSVL South TX AOI
PHX Ownership
Shelby
Nacogdoches
San Augustine
Sabine
Angelina
1
2
3
4

Source: Company info and Enverus
1 As of 3/31/2024
2 Wells in Progress includes wells currently being drilled and wells waiting on completion
3 Active natural gas and oil horizontal permits filed
4 Data from Enverus as of 04/30/2024

PHX MINERALS

21

Springboard III Update

- Highest resource in-place per DSU in the midcontinent, co-developing the Mississippian Sycamore & Woodford Shale
- Operators starting to infill existing DSUs; Early results suggest very little to no Parent-Child degradation
- PHX Springboard III Ownership[1]: 4,015 NRA
- Gross Wells In Progress[1,2]: 18
- Gross Active Permits[1,3]: 6
- Gross Active Rigs[4]: 4

Notable Well Results

1 **CONTINENTAL | PARK PLACE 3-28-21-16XHM | SYCAMORE**

1st Prod	6/2023	**PHX NRI**	0.350%
LL	8,161’	**IP30**	3,270 BOEPD
NRM PROP	3,446 #/FT	**% OIL**	75%

2 **CHEYENNE | EASLON 25-24 S3H | SYCAMORE**

1st Prod	12/2023	**PHX NRI**	
	1.91%[5]		
LL	10,225’	**IP30**	2,431 BOEPD
NRM PROP	2’507 #/FT	**% OIL**	84%

3 **CONTINENTAL | BILLY THE KID 2-29-20XHM | SYCAMORE**

1st Prod	11/2023	**PHX NRI**	0.039%
LL	6,887’	**IP30**	2,653 BOEPD
NRM PROP	2,509 #/FT	**% OIL**	82%

4 **CONTINENTAL | COURBET 13-27-16XHM | SYCAMORE**

1st Prod	5/2023	**PHX NRI**	0.238%
LL	11,744’	**IP30**	2,014 BOEPD
NRM PROP	2,504 #/FT	**% OIL**	84%



Rig
Permits
WIPs
Completed
HZ Wells >= 2010
Springboard III
PHX SBD3 Ownership
PHX Legacy Ownership
1N 5W
1N 4W
1N 3W
1S 5W
1S 4W
1S 3W
1S 2W
2S 5W
2S 4W
2S 3W
2S 2W
Stephens
Garvin
Carter
1
2
3
4

Source: Company info and Enverus
1 As of 3/31/2024
2 Wells in Progress includes wells currently being drilled and wells waiting on completion
3 Active natural gas and oil horizontal permits filed
4 Data from Enverus as of 04/30/2024
5 NRIs are internal estimates and are subject to confirmation from operator

PHX MINERALS

22

STACK MERGE SCOOP MERAMEC OSAGE/SYCAMORE WOODFORD SHALE STACK | MERGE | SCOOP The SCOOP is the premier play in Oklahoma with the highest resource in-place and most horizontal objectives The transition between the SCOOP and STACK is the MERGE where the thickness prevents stacked development The primary target in the STACK is the Meramec All 3 regions are sourced by the Woodford and feature >1,350 btu gas and minimal produced water 1 PHX internally plans all undrilled inventory on a section-by-section basis, the above is a representation of the regional estimate of wells per section, however locally some areas will differ MERGE SCOOP STACK A A’ WOODFORD SHALE OSAGE MERAMEC WOODFORD SHALE SYCAMORE MERAMEC STACK MERGE SCOOP A A’ BOOKED LOCATION UNBOOKED LOCATION

Robust Acquisition Process 24 PHX believes that being the aggregator of choice in our core areas is a key component of our strategy Royalties, just like any other hydrocarbon asset class, are naturally depleting assets and reinvestment is required to maintain and grow cash flows over time We target minerals in our core areas (SCOOP and Haynesville) with full analysis of geology and established type curves in order to minimize execution risk Typical profile of acquisitions includes an already producing component as well as royalties that are either in the process of being developed (WIPs) or will be developed over time (locations) by reputable and creditworthy operators to minimize timing risk Focused on active operators in order to minimize development timing risk Our acquisition program targets returns well in excess of our cost of capital (see ROCE) to drive increasing shareholder value IRR Payback MOIC Commodity Pricing Geology Type Curves Title Review Takeaway Capacity Basin Differentials Development Timing Inputs Requirements PHX’s A&D Methodology

Acquisition Summary

Acquisitions by Basin by Year (in thousands)


$50,000
$40,000
$30,000
$20,000
$10,000
$0
$ 17,165
$ 37,345
$ 46,730
$ 30,341
$ 1,442
2020
2021
2022
2023
2024
HSVL
SCOOP
STACK/SCOOP

- Focused on highest quality rock in the SCOOP and Haynesville plays
- Targeting a mix of production, near term development opportunities via wells in progress and additional upside potential under high quality operators
- $34.6M in acquisitions in SCOOP and $88.7M in Haynesville since Q1 of 2020

Positioned For Growth Through Acquisitions

- Total domestic US mineral market estimated at ~$0.5 - 1 trillion[2]
  - Highly fragmented
  - Predominantly owned by private individuals
  - PHX well positioned to be one of the premier consolidators in our core areas
  - Focus on smaller deals increases opportunity set and potential returns


Total Public Company Enterprise Value(3): 3%
Market Opportunity Midpoint (1) : 97%

PHX MINERALS

1 As of 3/31/2024
2 Midpoint of market size estimate range. Based on production data from EIA and spot price as of 03/31/2021. Assumes 20% of royalties are on Federal lands and there is an average royalty burden of 18.75%. Assumes a 10x multiple on cash flows to derive total market size. Excludes NGL value and overriding royalty interests
3 Enterprise values of PHX, DMCP, KRP, BSM, STR and VNOM as of 03/31/2023

25

Acquisition History All acreage currently owned in the Haynesville and predominately all acreage currently owned in Springboard III area of interest was acquired under current management team’s guidance Source: Company information and Enverus; Map of active rigs as of 4/30/2024 1 As of 3/31/2024 1 1

Natural Gas – Continued Demand Growth Natural Gas Electrical Generation1 Monthly Electrical Generation by Fuel Type1 Natural Gas Consumption1 1 Source: EIA Natural gas demand from power generation continues to increase and dominate the power stack; increase in solar and wind are coming at the expense of coal 20 additional gas fired power plants with total capacity of 7.7 GW expected to come online in 2024 – 2025 LNG export capacity expected to increase as projects under construction come online in second half of 2024 and in 2025

Natural Gas – Surging LNG Demand Forecasted U.S. Export Annual Volume Growth1 Large Scale Approved Liquefaction Facilities 1 Current LNG export capacity is fully committed Additional capacity of 6.1 Bcf/d is currently under construction and is expected to come online by 2025 Golden Pass trains 1 & 2 expected online in 2024 and train 3 in early 2025 Plaquemines trains 1 – 18 expected online in 2H 2024 and trains 19 – 36 in 2025 US exported more LNG (11.6 Bcf/d) than any other country in first half of 2023 1 Source: EIA

Current Hedge Position Mix of collars and swaps designed to provide upside exposure while protecting downside risk Note: Volumes hedged through 4/24/2024 Gas hedge prices are in $/Mcf and Oil hedge prices are in $/bbl

Reconciliation of Non-GAAP Financial Measures Source: Company Filings

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures Source: Company Filings

Reconciliation of Non-GAAP Financial Measures